                               D O D G E & C O X

                                 Balanced Fund

               -------------------------------------------------









                                  Dodge & Cox
                              Investment Managers
                                   35th Floor
                               One Sansome Street
                                 San Francisco
                                California 94104
                                 (415) 981-1710

                            For Fund literature and
                           information, please call:
                                 (800) 621-3979
                 --------------------------------------------
                    This report is submitted for the general
                  information of the shareholders of the Fund.
                 The report is not authorized for distribution
                  to prospective investors in the Fund unless
                 it is accompanied by an effective prospectus.

               -------------------------------------------------



                               D O D G E & C O X

               -------------------------------------------------

                                 Balanced Fund

                                Established 1931

                ----------------------------------------------


                  ------------------------------------------





                                Quarterly Report
                                 March 31, 1997

                                     1997

                  ------------------------------------------
                ----------------------------------------------
               -------------------------------------------------

                               D O D G E & C O X

======================================---=======================================
                                 Balanced Fund


Fellow Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Balanced Fund achieved a total return of 1.1% in the first three months of 1997. This performance compared with total returns for the Standard & Poor's 500 Index (S&P 500) of common stocks and the Lehman Brothers Aggregate Bond Index (LBAG) of 2.7% and -0.6%, respectively. As of March 31, 1997, the Fund's total assets were about $4.0 billion. Average annual total returns for longer time periods are shown on page three of this report.

Performance Review

The common stock portion of the Fund performed in line with the S&P 500 during the first quarter. In general, the Fund's equity holdings in the finance, retail, media/printing and capital equipment industries were strong performers. Companies in the electronics/computer, energy, utilities and railroad industries were generally weak performers. As the result of higher interest rates, the Fund's fixed income portfolio had a small negative return during the quarter, slightly trailing the LBAG.

New Fixed Income Securities

Given the importance of income to the long-term total return of fixed income securities, we focus much of our energy on seeking a relatively high and stable yield for the bond portion of the Balanced Fund. To accomplish this we use our research and analytic capabilities to identify securities, be they corporate, mortgage-backed, or others, which will add to the yield of the Fund without incurring significant risk of principal loss. An example of this opportunistic and deliberate search for yield is the recent addition to the Fund of several "Trust-Preferred Securities."

The Fund's holdings of Trust-Preferreds are from three issuers: BankAmerica, Citicorp, and J.P. Morgan. These securities have both fixed interest payment schedules and maturity dates, and offer investors a yield premium relative to more traditional unsecured debt from the same issuers. This additional yield is due primarily to the unique structure of these securities, rather than credit-related risk. As such, we believe that the additional 25 to 40 basis points (one basis point equals 1/100th of one percent) of yield that they offer, over the straight debt of the same issuers, is more than adequate compensation for this structure.

Equity Strategy

We continue to find value in a number of companies whose profit growth is more sensitive to the business cycle. In general, these companies tend to prosper as the economy expands and experience slowdowns in their business as the economy contracts or moves into a recession. The Fund holds 38 companies, representing 53% of equity assets, in this broadly diversified "cycle-sensitive" sector, which includes among others electronics/computer, industrial commodities, autos, appliances, machinery, transportation and retail companies. Many investors are pessimistic about the near to intermediate term outlook for companies in this area due to questions about the sustainability of the U.S. economic expansion.
A few of these companies (e.g., paper and forest products) have also recently posted disappointing results. Consequently, most are selling at historically low valuations. Each of the stocks in this group, as well as the rest of the equity portfolio, is evaluated and selected on its own merits, comparing our long-term view of the company's potential profitability against its current price. This is the essence of our long-term, value oriented approach to investment management.

======================================---=======================================

                               D O D G E & C O X

======================================---=======================================
                                 Balanced Fund


Asset Allocation

Dodge & Cox's investment philosophy is to invest your money in the Balanced Fund with a view toward the long-term potential of both common stocks and bonds. We do not engage in "tactical" asset allocation, an approach which often results in more frequent shifts in the mix of these asset classes. Our asset policy is more "strategic" in nature, based on the assumption that stocks will outperform bonds, and bonds outperform cash, over longer time horizons. We are limited to a maximum weighting of 75% in equities by the Fund's prospectus, and, although not restricted on the downside, historically we have been reluctant to dip below 50% in stocks.

At the end of the first quarter, the Fund was approximately 57% invested in common stocks, 39% in fixed income securities and 4% in cash equivalents. This asset allocation was essentially unchanged from year-end 1996 and one year ago. We believe that a relatively conservative allocation is still appropriate today, given the current level of stock prices, our outlook for inflation, and the approximate 7.3% yield to maturity (before management fees and expenses) currently priced into the Fund's fixed income portfolio.

Thank you for your continued confidence in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.


                                            For the Board of Trustees,

                                            /s/ Harry R. Hagey

April 29, 1997                              Harry R. Hagey, Chairman









======================================---=======================================

                              D O D G E  &  C O X

======================================---=======================================
                                 Balanced Fund


Objective    The Fund's objectives are to provide shareholders with regular income, conservation of principal and an opportunity for long-term growth of principal and income.

Strategy The Fund seeks to achieve these objectives by remaining fully invested in a diversified portfolio of stocks and bonds.

             Stocks: The Fund invests in well-established companies which, in the view of Dodge & Cox, have positive earnings prospects not reflected in the current price. Dodge & Cox makes a conscious effort to maintain representation in major economic sectors and areas with strong long-term profit potential. The Fund will hold no more than 75% of its total assets in stocks.

             Bonds: Dodge & Cox constructs a diversified portfolio of high-quality bonds, while striving to maintain the fixed income yield higher than that of the broad bond market. Fixed income securities in the Fund will generally include U.S. Treasury, mortgage-related and corporate issues.

20 Years of Investment Performance                        through March 31, 1997
--------------------------------------------------------------------------------
     Comparison of change in value of a $10,000 investment in the Dodge & Cox
     Balanced Fund, the S&P 500 Index, the LBAG Index, and a Combined Index
     (a blend of the S&P 500 (60%) and the LBAG (40%) Indices)

                           [LINE GRAPH APPEARS HERE]

                 S & P 500                        COMBINED      DODGE & COX
                   INDEX         LBAG INDEX         INDEX      BALANCED FUND
4/1/77            10,000           10,000          10,000          10,000
3/31/78            9,527           10,435           9,892           9,748
3/31/79           11,430           10,794          11,214          11,440
3/31/80           12,143            9,801          11,227          11,464
3/31/81           16,971           11,082          14,474          14,943
3/31/82           14,717           12,176          13,818          14,259
3/31/83           21,233           16,058          19,271          19,415
3/31/84           23,088           16,912          20,706          20,918
3/31/85           27,455           19,828          24,544          23,641
3/31/86           37,809           25,523          32,930          33,163
3/31/87           47,722           27,747          39,322          39,927
3/31/88           43,745           29,110          38,501          39,299
3/31/89           51,678           30,610          43,439          43,652
3/31/90           61,641           34,385          50,674          50,726
3/31/91           70,512           38,828          57,823          56,870
3/31/92           78,300           43,253          64,414          63,009
3/31/93           90,216           49,002          73,747          73,803
3/31/94           91,548           50,158          75,137          79,268
3/31/95          105,789           52,665          83,607          88,320
3/31/96          139,740           58,341         102,977         108,044
3/31/97          167,439           61,205         117,179         121,630


Average annual total return for periods ended March 31, 1997                        1 Year     5 Years    10 Years   20 Years
------------------------------------------------------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                                                          12.58%       14.05%     11.78%     13.30%
Combined Index                                                                     13.80        12.72      11.54      13.10
S&P 500 Index                                                                      19.82        16.42      13.37      15.13
Lehman Brothers Aggregate Bond Index                                                4.91         7.19       8.23       9.48

The chart covers the period from April 1, 1977 to March 31, 1997. It compares a $10,000 investment made in the Dodge & Cox Balanced Fund to $10,000 investments made in the Standard & Poor's 500 Composite Stock Price (S&P 500) Index, the Lehman Brothers Aggregate Bond (LBAG) Index and a Combined Index. The Fund's total returns include the reinvestment of dividend and capital gains distributions. The S&P 500 Index is a broad-based, unmanaged measure of common stocks. The LBAG Index is a broad-based, unmanaged measure of U.S. dollar-denominated investment grade rated securities, including U.S. Government, corporate, asset-backed and mortgage-backed issues. The Combined Index reflects an unmanaged portfolio of 60% of the S&P 500 Index and 40% of the LBAG Index. The Fund may, however, invest up to 75% of its total assets in stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.


======================================---=======================================

                              D O D G E  &  C O X

======================================---=======================================
                                 Balanced Fund


Fund Information                                                  March 31, 1997
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------
Net Asset Value Per Share                                           $59.76
Total Net Assets (millions)                                         $3,959
1996 Expense Ratio                                                    0.56%
1996 Portfolio Turnover                                                 17%
30 Day SEC Yield*                                                     3.68%
Distributions to Shareholders of
 Record 3/26/97 (per share):                                $0.51 Dividend
                                                        $0.22 Capital Gain
Fund Inception Date                                                   1931

Investment Manager:  Dodge & Cox, San Francisco.
Managed by eight member Investment Policy Committee, with members' average tenure at Dodge & Cox of 19 years.



Asset Allocation
--------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Stocks                                                                56.5%
Bonds                                                                 39.3%
Short Term Investments                                                 4.2%

Stock Portfolio (56.5% of Net Assets)
--------------------------------------------------------------------------
Number of Stocks                                                        78
Median Market Capitalization                                  $8.9 billion
Price to Earnings Ratio (trailing twelve mos.)                       18.5x
Price to Book Value (trailing twelve mos.)                            2.7x
Foreign Stocks** (as percentage of Fund)                                 5%



Five Largest Sector Weightings                                   % of Fund
--------------------------------------------------------------------------
Electronics & Computers                                                6.6
Energy                                                                 5.7
Banks                                                                  5.5
Retail & Distribution                                                  4.9
Insurance & Financial Services                                         4.3



Ten Largest Stock Holdings                                       % of Fund
--------------------------------------------------------------------------
Dayton-Hudson                                                          1.6
General Motors                                                         1.5
R.R. Donnelley & Sons                                                  1.5
American Express                                                       1.4
International Business Machines                                        1.4
Citicorp                                                               1.3
Dow Chemical                                                           1.3
Digitial Equipment                                                     1.2
Union Pacific                                                          1.2
Federal Express                                                        1.1


Bond Portfolio (39.3% of Net Assets)
--------------------------------------------------------------------------
Number of Bonds                                                        110
Average Quality                                                        AA+
Average Maturity                                                11.9 years
Effective Duration                                              5.21 years



Moody's/Standard & Poor's Quality Ratings                        % of Fund
--------------------------------------------------------------------------
U.S. Government & Government Agencies                                 25.0
Aaa/AAA                                                                1.8
Aa/AA                                                                  1.8
A/A                                                                    7.0
Baa/BBB                                                                3.6
Ba/BB                                                                  0.1


Sector Breakdown                                                 % of Fund
--------------------------------------------------------------------------
U.S. Treasury and Government Agency                                    8.5
Federal Agency CMOs and REMICs+                                        9.6
Federal Agency Mortgage Pass-Through                                   7.0
Corporate                                                             12.4
Foreign, U.S. Dollar Denominated                                       1.8

 + Collateralized Mortgage Obligation and Real Estate Mortgage Investment
   Conduit

 * An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
** All U.S. dollar-denominated.

======================================---=======================================

                               D O D G E & C O X

======================================---=======================================
                                 Balanced Fund


Portfolio of Investments                                          March 31, 1997
--------------------------------------------------------------------------------

                                                              PERCENTAGE OF FUND
COMMON STOCKS:                                                          56.4%

CONSUMER:                                                               15.7%
RETAIL AND DISTRIBUTION:                                                 4.9%
  Dayton-Hudson Corp. ...............................................    1.6
  Kmart Corp. .......................................................    0.9
  Nordstrom, Inc. ...................................................    0.9
  Dillard Department Stores, Inc. Class A ...........................    0.9
  Genuine Parts Co. .................................................    0.5
  Fleming Cos., Inc. ................................................    0.1

CONSUMER DURABLES:                                                       4.2%
  General Motors Corp. ..............................................    1.5
  Ford Motor Co. ....................................................    1.0
  Masco Corp. .......................................................    0.9
  Whirlpool Corp. ...................................................    0.8

CONSUMER PRODUCTS:                                                       4.0%
  Sony Corp. ADR ....................................................    0.9
  Unilever NV .......................................................    0.8
  VF Corp. ..........................................................    0.7
  Bausch & Lomb, Inc. ...............................................    0.6
  James River Corp. of Virginia .....................................    0.4
  Matsushita Electric, Inc. ADR .....................................    0.4
  Dole Food Co., Inc. ...............................................    0.2

MEDIA, PRINTING AND ENTERTAINMENT:                                       2.6%
  Donnelley (R.R.) & Sons Co. .......................................    1.5
  Dow Jones & Co. ...................................................    0.7
  Time Warner, Inc. .................................................    0.4

FINANCE:                                                                 9.8%
BANKS:                                                                   5.5%
  Citicorp ..........................................................    1.3
  Golden West Financial Corp. .......................................    1.0
  BankAmerica Corp. .................................................    0.9
  Republic New York Corp. ...........................................    0.9
  Barnett Banks, Inc. ...............................................    0.8
  Norwest Corp. .....................................................    0.6

INSURANCE AND FINANCIAL SERVICES:                                        4.3%
  American Express Co. ..............................................    1.4
  The St. Paul Cos., Inc. ...........................................    1.0
  Chubb Corp. .......................................................    0.8
  General Re Corp. ..................................................    0.6
  American International Group, Inc. ................................    0.5

ELECTRONICS AND COMPUTERS:                                               6.6%
  International Business Machines Corp. .............................    1.4
  Digital Equipment Corp. ...........................................    1.2
  Motorola, Inc. ....................................................    1.1
  Texas Instruments, Inc. ...........................................    0.9
  Hewlett-Packard Co. ...............................................    0.9
  National Semiconductor Corp. ......................................    0.5
  Tandem Computers, Inc. ............................................    0.3
  Sybase, Inc. ......................................................    0.3

BASIC INDUSTRY:                                                          6.1%
PAPER AND FOREST PRODUCTS:                                               3.0%
  Weyerhaeuser Co. ..................................................    0.9
  Champion International Corp. ......................................    0.8
  International Paper Co. ...........................................    0.8
  Boise Cascade Corp. ...............................................    0.5
  Crown Vantage, Inc. ...............................................    0.0

CHEMICALS:                                                               2.0%
  Dow Chemical Co. ..................................................    1.3
  Nalco Chemical Co. ................................................    0.5
  Lubrizol Corp. ....................................................    0.2

METALS AND MINING:                                                       1.1%
  Aluminum Co. of America ...........................................    1.1

ENERGY:                                                                  5.7%
  Amerada Hess Corp. ................................................    1.1
  Phillips Petroleum Co. ............................................    0.9
  Union Pacific Resources Group, Inc. ...............................    0.8
  Chevron Corp. .....................................................    0.7
  Western Atlas, Inc. ...............................................    0.7
  Royal Dutch Petroleum Co. .........................................    0.6
  Halliburton Co. ...................................................    0.4
  Amoco Corp. .......................................................    0.3
  Mobil Corp. .......................................................    0.1
  Exxon Corp. .......................................................    0.1

UTILITIES:                                                               3.2%
ELECTRIC AND GAS UTILITIES:                                              2.5%
  Texas Utilities Co. ...............................................    0.6
  TransCanada PipeLines Ltd. ........................................    0.6
  Pacific Enterprises ...............................................    0.5
  Edison International ..............................................    0.5
  FPL Group, Inc. ...................................................    0.3

Telephone:                                                               0.7%
  BCE, Inc. .........................................................    0.7


======================================---=======================================

                               D O D G E & C O X

======================================---=======================================
                                 Balanced Fund


Portfolio of Investments                                          March 31, 1997
--------------------------------------------------------------------------------

                                                              PERCENTAGE OF FUND
COMMON STOCKS (Continued)

TRANSPORTATION:                                                          3.0%
  Union Pacific Corp. ...............................................    1.2
  Federal Express Corp. .............................................    1.1
  Canadian Pacific Ltd. .............................................    0.7

DIVERSIFIED TECHNOLOGY:                                                  2.0%
  Corning, Inc. .....................................................    0.6
  Xerox Corp. .......................................................    0.6
  Raychem Corp. .....................................................    0.5
  Minnesota Mining & Manufacturing Co. ..............................    0.3

HEALTHCARE AND PHARMACEUTICAL:                                           1.8%
  Pharmacia & Upjohn, Inc. ..........................................    1.1
  SmithKline Beecham plc ADR ........................................    0.4
  HealthCare COMPARE Corp. ..........................................    0.3

CAPITAL EQUIPMENT:                                                       1.8%
  Deere & Co. .......................................................    0.9
  Caterpillar, Inc. .................................................    0.9

MISCELLANEOUS:                                                           0.7%
REAL ESTATE INVESTMENT TRUST:                                            0.7%
  Meditrust .........................................................    0.7

PREFERRED STOCKS:                                                        0.1%

CONSUMER:                                                                0.1%
  Kmart Financing I, 7 3/4% Trust Convertible Preferred .............    0.1

BONDS:                                                                  39.3%

U.S. TREASURY & GOV'T. AGENCY:                                           8.5%

FEDERAL AGENCY CMOs AND REMICs*:                                         9.6%

FEDERAL AGENCY MTG. PASS-THROUGH:                                        7.0%

CORPORATE:                                                              12.4%
INDUSTRIAL:                                                              6.2%
  Lockheed Martin Corp., various securities .........................    1.3
  Dayton-Hudson Corp., various securities ...........................    1.1
  Ford Motor Co. Debentures 9.95%, 2032 .............................    0.7
  May Department Stores, various securities .........................    0.7
  Time Warner Entertainment Senior Debentures 8 3/8%, 2033 ..........    0.7
  Walt Disney Co. Debentures 7.55%, 2093, Callable 2023 .............    0.6
  Ford Holdings, Inc. Debentures 9 3/8%, 2020 .......................    0.4
  General Motors Corp. Debentures 7.70%, 2016 .......................    0.4
  Ralston Purina Debentures 7 3/4%, 2015 ............................    0.2
  Union Camp Corp. Debentures 9 1/4%, 2011 ..........................    0.1

FINANCE:                                                                 5.8%
  General Electric Capital, various securities ......................    1.1
  Norwest Corp., various securities .................................    1.1
  Golden West Financial, various securities .........................    1.0
  GMAC Put Notes 8 7/8%, 2010, Putable 2000/2005 ....................    0.5
  ITT Hartford Group, various securities ............................    0.5
  J.P. Morgan Capital Trust I, 7.54%, 2027, Callable 2007+ ..........    0.5
  BankAmerica Capital II, 8%, 2026, Callable 2006+ ..................    0.4
  Citicorp Capital Trust I, 7.93%, 2027, Callable 2007+ .............    0.4
  CIGNA Corp., various securities ...................................    0.1
  First Nationwide Bank Sub. Debentures 10%, 2006 ...................    0.1
  Barclays No. American Capital 9 3/4%, 2021, Callable 2001 .........    0.1

TRANSPORTATION:                                                          0.4%
  Consolidated Rail Corp., various securities .......................    0.4

UTILITIES:                                                               0.0%
  Idaho Power Co. 1st Mtg. Bonds 9 1/2%, 2021, Callable 2001 ........    0.0

FOREIGN, U.S. Dollar-Denominated:                                        1.8%
CANADIAN CORPORATE:                                                      1.2%
  Hydro-Quebec, various securities ..................................    1.0
  Canadian Pacific Ltd. Debentures 9.45%, 2021 ......................    0.2

INTERNATIONAL AGENCY:                                                    0.6%
  Inter-American Dev. Bank 7 1/8%, 2023, Callable 2003 ..............    0.4
  European Investment Bank Notes 10 1/8%, 2000 ......................    0.2

SHORT-TERM INVESTMENTS:                                                  3.3%

OTHER ASSETS LESS LIABILITIES:                                           0.9%

TOTAL NET ASSETS:                                                      100.0%

* Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit + Cumulative Preferred Securities

======================================---=======================================

                              D O D G E  &  C O X

======================================---=======================================
                                 Balanced Fund


General Information
--------------------------------------------------------------------------------

Investment Manager

Since 1930, Dodge & Cox has been providing professional investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox manages the Dodge & Cox Balanced Fund, the Dodge & Cox Stock Fund and the Dodge & Cox Income Fund.

No-Load Fund

Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

Gifts

Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic Investment Plan

Shareholders may make regular monthly or quarterly investments of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan

Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment Plan

Shareholders may direct that dividend and capital gains distributions be reinvested in additional Fund shares.

The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan

The Fund has available an Individual Retirement Plan (IRA) for shareholders of the Fund.

Shareholder Inquiries

Fund literature and details on all of these Plans are available from the Fund upon request.



Dodge & Cox Balanced Fund
c/o Firstar Trust Company
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(800) 621-3979



The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.
======================================---=======================================